UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 2, 2018

COLORSTARS GROUP

(Exact name of registrant as specified in its charter)

Nevada	06-1766282	06-1766282
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10F, No. 566 Jung Jeng Rd. Sindian City,
New Taipei City 231, Taiwan, R.O.C

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (949) 336-6161

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note:

We are filing this Amendment No. 1 on Form 8K/A (“Amendment No. 1”) to our Current Report on Form 8K filed with the Securities and Exchange Commission (“SEC”) on January 10, 2018 (the “Original Form 8-K) to include Exhibit 16.1 which we subsequently received from our former independent registered public accounting firm.

Item 4.01	Changes in Registrant’s Certifying Accountant.

Dismissal of Previous Independent Registered Public Accounting Firm

Effective as of January 2, 2018, the Board of Directors of ColorStars Group (the “Company”) determined to dismiss Anton & Chia, LLP (“Anton & Chia”) as the Company’s independent registered public accounting firm. Anton & Chia has been the independent registered public accounting firm of the Company since June 5, 2017. Anton & Chia has not issued any reports on the audited financial statements of the Company.

During the Company’s most recent fiscal year ending December 31, 2017, the subsequent interim periods thereto, and through January 2, 2018, there were no disagreements (as defined in Item 304 of Regulation S-K) with Anton & Chia on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Anton & Chia, would have caused it to make reference in connection with its opinion to the subject matter of the disagreement. Anton & Chia was not the Company’s independent registered accounting firm during the Company’s fiscal year ending December 31, 2016.

During the Company’s most recent fiscal year ending December 31, 2017, the subsequent interim periods thereto, and through January 2, 2018, there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K). Anton & Chia was not the Company’s independent registered accounting firm during the Company’s fiscal year ending December 31, 2016.

The Company provided Anton & Chia with a copy of this disclosure and requested that Anton & Chia furnish the Company with a letter addressed to the Securities and Exchange Commission (the “SEC”) stating whether it agrees with the statements made by us herein in response to Item 304(a) of Regulation S-K and, if not, stating the respect in which Anton & Chia does not agree. A copy of Anton & Chia’s letter to the SEC is filed as an exhibit to this Amendment No. 1.

Engagement of New Independent Registered Public Accounting Firm

On January 2, 2018, the Company engaged Fruci & Associates II, PLLC (“Fruci”) as the Company’s independent registered public accounting firm.

During the fiscal years ended December 31, 2017 and 2016, the subsequent interim periods thereto, and through January 2, 2018, neither the Company nor anyone acting on its behalf consulted Fruci with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that Fruci concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issues; or (ii) any matter that was the subject of a disagreement or a reportable event set forth in Item 304(a)(1)(iv) and (v), respectively, of Regulation S-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits: The following exhibits are filed as part of this report:

Exhibit No.	Description

16.1	Letter from Anton & Chia, LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLORSTARS GROUP

Date: February 13, 2018	By:	/s/ Wei-Rur Chen
Wei-Rur Chen
Chief Executive Officer